
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-2
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      26-Nov-99

-----------------------------------------------------------------------------------------------------------------------------------
                       Original          Beginning                                                                        Ending
                    Certificate        Certificate        Principal           Interest               Total           Certificate
     Class           Face Value            Balance     Distribution       Distribution        Distribution               Balance
-----------------------------------------------------------------------------------------------------------------------------------
       A-1        25,500,000.00       25,500,000.00      946,223.84         149,791.25        1,096,015.09         24,553,776.16
       A-2        19,000,000.00       19,000,000.00            0.00         118,259.17          118,259.17         19,000,000.00
       A-3        12,586,000.00       12,586,000.00            0.00          84,053.50           84,053.50         12,586,000.00
       A-4         6,343,000.00        6,343,000.00            0.00          41,107.93           41,107.93          6,343,000.00
       A-5        39,500,000.00       39,500,000.00    1,889,004.89         234,432.50        2,123,437.39         37,610,995.11
       A-6        55,304,000.00       55,304,000.00            0.00         269,607.00          269,607.00         55,304,000.00
        R                  0.00                0.00            0.00               0.00                0.00                  0.00
    -------------------------------------------------------------------------------------------------------------------------------
     Total       158,233,000.00      158,233,000.00    2,835,228.73         897,251.35        3,732,480.08        155,397,771.27
    -------------------------------------------------------------------------------------------------------------------------------






    -------------------------------------------------------------------------------------------------------------------------------
                                         AMOUNTS PER $1,000 UNIT                                                        RATES
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Ending
                                        Principal        Interest            Total           Certificate             Current Pass
      Class          CUSIP           Distribution    Distribution     Distribution               Balance             Through Rate
    -------------------------------------------------------------------------------------------------------------------------------
        A-1        09367MBH1          37.10681725      5.87416667      42.98098392          962.89318275                 7.04900%
        A-2        09367MBJ7           0.00000000      6.22416684       6.22416684        1,000.00000000                 7.46900%
        A-3        09367MBK4           0.00000000      6.67833307       6.67833307        1,000.00000000                 8.01400%
        A-4        09367MBL2           0.00000000      6.48083399       6.48083399        1,000.00000000                 7.77700%
        A-5        09367MBM0          47.82290861      5.93500000      53.75790861          952.17709139                 7.12200%
        A-6        09367MBN8           0.00000000      4.87500000       4.87500000        1,000.00000000                 5.85000%
    -------------------------------------------------------------------------------------------------------------------------------
        Total                         17.91806216      5.67044390      23.58850606          982.08193784
    -------------------------------------------------------------------------------------------------------------------------------














PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                                     Jeff Kinney
                                                     Bank One, NA
                                                     Mail Suite 0134
                                                     Chicago, IL 60670

                                                                                                 Page 1
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
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
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-2
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      26-Nov-99
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Group I            Group II
                                                                                 ---------------       ------------
SEC. 7.09 (a)(i)               Scheduled Principal                                     1,578.29           1,872.64
                               Principal Prepayments                                 784,070.77       1,605,704.90
                               Net Liquidation Proceeds                                    0.00               0.00
                               Paid Principal Carry Forward Amount                         0.00               0.00
                               Remaining Unpaid Principal Carry Forward Amount             0.00               0.00

SEC. 7.09 (a) (ii)             Compensating Interest                                       0.00               0.00
                               Paid Interest Carry Forward Amount                          0.00               0.00
                               Remaining Unpaid Interest Carry Forward Amount              0.00               0.00
                               A-6 Basis Risk Carryover Amount Paid                                           0.00
                               A-6 Basis Risk Carryover Amount Remaining                                      0.00

                                                                                        Group I           Group II           Total
                                                                                  --------------   ----------------  --------------
SEC. 7.09 (a)(iv), (xii)       Aggregate Group Loan Balance:                      64,430,893.05      96,370,587.72   160,801,480.77


SEC. 7.09 (a) (v)              Servicing Fees                                         67,997.80
                               Insurance Premium Amount                                   00.00
                               Trustee Fee                                             3,059.90

SEC. 7.09 (a)(vii)             Current Delinquency Advances                          320,599.49
                               Current Servicing Advances                                  0.00
                               Total unreimbursed Delinquency Advances                     0.00
                               Total unreimbursed Servicing Advances                       0.00

                                                                ----------------------------------------     ----------------------
SEC. 7.09 (a) (viii) (A), (B)                                              Not in  Foreclosure or REO            In Foreclosure
                                                                ----------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                               Delinquencies                    Period           Number    Prin. Balance     Number   Prin. Balance
                               -------------------------------------------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             189    11,788,480.80          0            0.00
                                                             30-59 Days              62     3,376,210.72          0            0.00
                                          Fixed Group        60-89 Days              10       558,582.77          0            0.00
                                                               90+ Days               1        47,960.01          0            0.00
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             166    17,371,253.14          0            0.00
                                                             30-59 Days              37     3,914,348.24          0            0.00
                                          Adj. Group         60-89 Days               6       595,353.37          0            0.00
                                                               90+ Days               1       164,665.64          0            0.00
                ----------------------------------------------------------------------------------------     ----------------------

SEC. 7.09 (a)(ix), (x)         Outstanding REO Properties                                         Number          Loan Balance
                                                                                               ----------------------------------
                               * New REO Properties - See separate schedule, if applicable             0                  0.00
SEC. 7.09 (a)(xi)              Insured Payment                                                      0.00
                                Class A-1 Allocation                                                0.00
                                Class A-2 Allocation                                                0.00
                                Class A-3 Allocation                                                0.00
                                Class A-4 Allocation                                                0.00
                                Class A-5 Allocation                                                0.00
                                Class A-6 Allocation                                                0.00

                                                                                             Group I                 Group II
                                                                                             ------------           ---------------
SEC. 7.09 (a)(xiii)            Subordinated Amount                                          1,948,116.89             3,455,592.61
                               Subordination Deficit                                                0.00                     0.00
                               Specified Subordinated Amount                                4,793,415.85             7,838,253.22

SEC. 7.09 (a) (xiv)            Substitution Adjustments                                             0.00                     0.00
                               Loan Purchase Price amounts                                          0.00                     0.00

SEC. 7.09 (a)(xv)              Weighted Average Coupon                                          10.7123%                 10.1426%
                               Weighted Average Remaining Term to Maturity                           225                      351

SEC. 7.09 (a)(xvi)             Largest Loan Balance Outstanding                               391,957.34               510,103.63

SEC. 7.09 (a)(xvii)            Available Funds                                              1,180,083.72             2,113,454.13
                               Total Available Funds                                        1,340,658.50             1,394,881.48

                                                                                                Page 2
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

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-2
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      26-Nov-99
-----------------------------------------------------------------------------------------------------------------------------------


                                                         REO Status

SEC. 7.09 (a) (x)              Mortgage Loans becoming REO Property during the preceding calendar month

                                                    Group      Loan Number       Principal Balance
                                                    ----------------------------------------------









                                                                                                 Page 3
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